UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

[X]

Preliminary Information Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d) (2))

[   ]

Definitive Information Statement

NEW GLOBAL ENERGY, INC.

(Name of Registrant as Specified in Its Charter)

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[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)

Title of each class of securities to which transaction applies:

(2)

Aggregate number of securities to which transaction applies:

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act

    Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was         determined):

(4)

Proposed maximum aggregate value of transaction:

(5)

Total fee paid:

[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

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(4)

Date Filed:

NEW GLOBAL ENERGY, INC.

109 East 17th Street, Suite 4217

Cheyenne, WY  82001

NOTICE OF ACTION BY

WRITTEN MAJORITY OF SHAREHOLDERS

WE ARE NOT ASKING FOR YOUR PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF MEETING OF SHAREHOLDERS

We are furnishing this notice and accompanying information statement (the “Information Statement”) to the holders of shares of common stock, par value $.0001 per share (“Common Stock”) of New Global Energy, Inc. (“the Company”) pursuant to Section 14 of the Securities Act of 1934, as amended (the “Exchange Act”) and Regulation 14C and Schedule 14C thereunder and Wyoming Business Corporations Act in connection with the approval of the actions described below (the “Actions”) taken by a majority of the issued and outstanding shares of Common Stock:

1.

Adopting the Amended and Restated Articles of Incorporation which:

a.

Authorized  20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

b.

Added provisions providing for the authority of the Board of Directors to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.  In addition, the Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

c.

The Amendments provided that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

2.

The issuance of shares equaling more than 20% of the outstanding shares for certain acquisitions that have been presented to the Company including but not limited to the acquisition of all of the Assets of Global Energy Technology Group, Inc. which acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company were approved  and ratified and further resolution adopted, providing that any such issuance of shares necessary to complete this transaction or these transactions is authorized and approved upon resolution of the Board of Directions without further vote of the shareholders.  The voted resolution shall be considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

3.

A further resolution was adopted providing that the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

4.

A further resolution adopting a Code of Ethics in the form filed with this filing as Exhibit 14.   The Board of Director was given authority and discretion to implement the Code of Ethics over the period ending December 31, 2015.

Shareholders of record at the close of business on January 7, 2014 (“record date”) are entitled to receive a copy of this information statement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been mailed to the Shareholders.  The Company anticipates that the amendments will be effected on or before the close of business on February 24, 2014.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE NOT REQUESTED TO SEND US A PROXY

By order of the Board of Directors

January 23, 2014

/s/ Perry Douglas West

Perry Douglas West, Chairman and

Chief Executive Officer

NEW GLOBAL ENERGY, INC.

109 East 17th Street, Suite 4217

Cheyenne, WY  82001

INFORMATION STATEMENT

ACTION BY WRITTEN MAJORITY OF SHAREHOLDERS

WE ARE NOT ASKING FOR YOUR PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the holders of shares of common stock, par value $.0001 per share (“Common Stock”), of New Global Energy, Inc. in connection the actions by a majority of issued and outstanding shares of Common Stock taken at a special meeting of shareholders held after due notice on January 20, 2014 to approve actions described in this Information Statement.   In this Information Statement, all references to “the Company,”  “we,” “us” or “our” refer to New Global Energy.   We are mailing this Information Statement to our stockholders of record on January 7, 2014.

Pursuant to Rule 14c-2 promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the actions described herein will not become effective until 20 calendar days following the date on which this Information Statement if first mailed to our stockholders.

The entire cost of furnishing this Information Statement will be borne by the Company.  We will request brokerage houses, nominees, custodian, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Company’s Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.

ACTIONS BY A MAJORITY OF SHAREHOLDERS

The following matters were submitted to and adopted by the Shareholders at a  duly noticed Special Meeting of Shareholders held in West Palm Beach, Florida on January 20, 2014.   2,091,086 Shares of the total shares outstanding of 2,833,309 were present and all 2,091,086 Shares voted in favor all resolutions including:

1.

Amended and Restated Articles of Incorporation. Amendments included:

The authorization of 20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

Additional provisions included the authority to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.

The Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

The Amendments provided that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

2.

That certain acquisitions that have been presented to the Company including but not limited to the acquisition of all of the Assets of Global Energy Technology Group, Inc. which acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company were approved  and ratified and further resolution adopted, providing that any such issuance of shares necessary to complete this transaction or these transactions is authorized and approved upon resolution of the Board of Directions without further vote of the shareholders.  The voted resolution shall be considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

3.

A further resolution was adopted providing that the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

4.

A further resolution adopting a Code of Ethics.   The Board of Director was give authority and discretion to implement the Code of Ethics over the period ending December 31, 2015.

Dissenter’s Rights of Appraisal:

Stockholders who did not consent to the actions are not entitled to assert dissenters’ or appraisal rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS MANAGEMENT

The following table sets forth certain information regarding our shares of Common Stock beneficially owned as of January 7, 2014 for (i) each stockholder known to be the beneficial owner of 5% or more of the Company’s outstanding shares of Common Stock, (ii) each named executive officer and director, and (iii) all executive officers and directors as a group.  A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power, or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days.   Unless otherwise indicated, the address of each shareholder is New Global Energy, Inc.,  109 East 17th Street,  Suite 4217,   Cheyenne, WY  82001,

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of Common Stock that such person has the right to acquire within 60 days of this Information Statement.   For the purposes of computing the percentage of outstanding shares of our Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of this Information Statement is deemed to be outstanding but is not deemed to be outstanding for purposes of computing the percentage of ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.  The beneficial ownership of each person was calculated based on 2,833,309 of our common stock outstanding as of January 7, 2014.

Name of Beneficial Owner

Number of Shares

Percentage

Perry D. West

1,000,000

35.29%

All Officers and Directors as

A group

1,000,000

35.29%

Diversified Equities, Inc.

458.987

16.1%

XL BioFuels

282,099

9.9%

INTERESTS OF CERTAIN PERSON IN OPPOSITION TO MATTERS ACTED UPON

No officer or director of the Company has any substantial interest in the Actions, other than his or her role as an officer or Director of the Company.

ACTION ONE

ADOPTION OF AMENDED AND RESTATED ARTICLES OF INCORPORATION WITH THE FOLLOWING CHANGES

The Amended and Restated Articles of Incorporation of New Global Energy, Inc.  adopted by the Shareholders at a  duly noticed Special Meeting of Shareholders held in West Palm Beach, Florida on January 20, 2014.  Amendments included:

1.

The authorization of 20,000,000 shares of preferred stock subject to designation of preferences, special rights, restrictions and/or other rights and qualifications to be set by the Board of Directors.

Reasons for Authorized Issue of Preferred Shares:

Prior to  January 7, 2014,  the Company did not have any shares of preferred stock authorized.   We believe that the authorization of  preferred shares gives the Company flexibility in negotiations for acquisitions or in other business transactions.   As of the date of this Information Statement we have not identified any specific acquisitions or transactions nor have we entered into any transactions pursuant to which we will issue shares of preferred stock.  In the event any preferred shares are issued in the future, shareholders may suffer dilution to their ownership of the Company at the time of the issuance of such preferred shares.   Although  we are not authorizing preferred shares to construct or enable any anti-takeover defense or mechanism,  it is possible that management could use the preferred shares to resist or frustrate any third party transaction.   There is no present intent or plan to employ the preferred shares as an anti-takeover device.

2.

Additional provisions included the authority to set the number of directors through amendment to the By-Laws and provided for no personal liability of Officers and Directors to the extent permitted by law for money damages due to breach of fiduciary duty.  The Amendments included additional power of directors to alter,  amend, add or change by-laws;  fix or vary the amount of capital shares reserved for any proper purpose; determine the use and disposition of any surplus or net profits and fix times for declaration and payments of dividends and to determine times and places  and conditions that accounts and books of the Corporation shall be open to inspection by shareholders.   Directors were further given the authority to submit contracts or acts for approval at any annual meeting of shareholders.

The Reason for these provisions:  These specific provisions clarify powers of the Board of Directors  which either exist or are not clearly set out in the Wyoming Business Corporations Act and allow the Board to function in a more efficient manner with regard to the Company.    There are currently no specific actions presently planned by the Board of Directors which would fall within the terms of this amendment and thus there is no immediate effect on existing shareholders.

3.

The Amendments provide that the holders of one-third of the voting power of the shares entitled to vote at a meeting represented in person or by proxy shall constitute a quorum for the transaction of business at a regular or special meeting of Shareholders and further provided that any action required or permitted to be taken at a shareholders meeting may be taken without a meeting and without prior notice if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less that the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

The Reason for the decrease of quorum requirement for Shareholders to transact business:   The Wyoming Business Corporations Act provide for the reduction of the quorum number of shareholders to this one-third amount.    As the Company increases in size and number of shareholders,  the ability to achieve a quorum of 50% of the shareholders at special or annual shareholders meeting becomes more difficult.   The Company’s current strategy anticipates growth and the Company deems it beneficial to be able to conduct business with this decreased quorum number.     To the extent that meetings are conducted with a quorum of 30%,  business can be accomplished with a vote of a majority of those shareholders present thus  having the effect of being able to conduct business with fewer common shares present and voting at shareholders meeting.   There are currently no transactions which management expects to present to shareholders that would be affected by this change in quorum.

The Amended and Restated Articles of Incorporation are filed as Exhibit 3.3 to Form 8-K filed January 22, 2014.

ACTION TWO

AUTHORIZE THE ISSUANCE OF MORE THAN 20% OF OUTSTANDING  SHARES

FOR THE PURPOSE OF ACQUIRING ASSETS

The Company has been reviewing certain additional assets for acquisition including but not limited to the acquisition of all of the assets of Global Energy Technology Group, Inc. which additional acquisition or acquisitions may require the issuance of shares in a number greater than 20% of  the outstanding shares of the company.   The shareholders authorized any such issuance of shares necessary to complete this transaction or these transactions and approved them subject to resolution of the Board of Directions without further vote of the shareholders.  This resolution is considered an affirmative vote of the shareholders for such issuance as set out in Section 17-16-621 of the Wyoming Business Corporation Act.

Reasons for authorizing the issuance of a number of shares greater than 20% is to allow the company to negotiate for and purchase larger, higher quality assets and assets that may themselves generate revenue,  using the common stock of the company as currency for the purchases.   There are  currently no definitive agreements in place by the Company for the purchase of such assets requiring this issuance of stock and thus there would be no immediate effect on shareholders.     To the extent that the Company enters into such a transaction,  there may be a dilutive effect on existing shareholders to the extent that that  pro rata value of such assets is less than the share price of the Company’s common stock.

ACTION THREE

AUTHROIZE A CODE OF ETHICS

The Company authorized the adoption of a Code of Ethics which as set out and attached to the Form 8-K filed by the Company on January 22, 2014 providing for a code of ethical conduct for directors, officers and employees of the company.

Reasons for authorizing a Code of Ethics include the documentation of a level of conduct which the company expects of its Directors, Officers and Employees.    In addition as the Company expects to grow,   it expects  that it will list the Company’s common shares for trading on an exchange or trading platform which require the existence of a Code of Ethics for the listed Companies.

ACTION FOUR

AUTHORIZATION OF COMPANY OFFICERS AND DIRECTORS TO

IMPLEMENT THE RESOLUTIONS PASSED AND RATIFICATION OF ACTIONS TAKEN

The Company authorized officers of the Corporation, acting for and on behalf of the Corporation and in its corporate name, be, and each of them hereby to execute and deliver any and all agreements, documents and instruments, and to take any and all actions as they, or any of them, shall deem necessary, desirable or appropriate in order to effectuate the intent of these resolutions, all upon terms and conditions that they, or any of them, shall deem to be advisable and in the best interests of the Corporation, and in all cases the execution and delivery thereof or the taking of such actions by such person shall be conclusive evidence of the authorization and approval of the same hereby and it is further,  That the actions of the directors, officers, employees and agents of the Corporation prior to the date hereof in connection with the matters set forth in the preceding resolutions hereby are approved, ratified and confirmed.

Reason for authorizing such actions was to provide officers and directors authority for the implementation of  actions pursuant to the actions set out in this Statement.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements.   You can identify forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” ‘intends,” “plans,”  “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us.   The company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict.  In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate.   Accordingly, actual outcomes and results may differ materially  from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement.   The Company has not authorized any person to provide information other than that provided herein.  The Company has not authorized anyone to provide you with different information.  You should not assume that the Information Statement is accurate as of any date other than the date on the front of the document.

ADDITIONAL INFORMATION

Reports and other information filed by the Company can be inspected and copies at the public reference facilities maintained at the Commission at 100 F Street N.E., Washington, D.C.  20549.   Copies of such material can be obtained upon written request addressed to the commission, Public Reference Section, 100 F Street N.E., Washington, D.C.  20549 at prescribed rates.  The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the commission through the Electronic Data Gathering, Analysis and Retrieval System.

By order of the Board of Directors

January 23, 2014

/s/ Perry Douglas West

Perry Douglas West, Chairman and

Chief Executive Officer

Exhibit 3.3

NEW GLOBAL ENERGY, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

1.

Name of Corporation:

NEW GLOBAL ENERGY, INC.

2.

Registered Agent for Service of Process:

WyomingRegisteredAgent.com, Inc.

1621 Central Avenue

Cheyenne, WY   82001

3.

Principal Office:

1621 Central Avenue

Cheyenne WY  82001

4.

Authorized Stock:

100,000,000 Shares of Common stock and 20,000,000 Share of

    Preferred Stock as further defined in paragraph 5 below.

5.

Rights, Preferences, Qualifications, Limitations and Other Special Rights of Authorized Stock.

The Corporation shall have the authority to issue One Hundred  Million (100,000,000) aggregate number of shares of Common stock as set forth in Article 4 of these Articles of Incorporation and shall be designated $.0001 par value.   In addition the Corporation shall have the authority to issue Twenty Million (20,000,000) shares of Preferred Stock which will be designated $.0001 par value preferred stock (“Preferred Stock”).

Without further authorization from the shareholders, the Board of Directors shall have the authority to divide the Twenty Million shares of Preferred Stock into separate classes or series with such designations, preferences or other special rights, or qualifications, limitations or restrictions thereof prior to issuance of any or all of the shares of such Preferred Stock, and to forward or reverse split or divide into separate such issues shares of Preferred or Common Stock without affecting the total number of shares of respective class authorized hereby.  The Board of Directors is hereby expressly authorized to fix by resolution or resolutions only and without further action or approval of the corporation’s shareholders, prior to such issuance, such designations, preferences and relative, participating, optional or other special rights, or qualifications, limitations or restrictions, including, without limitation the date and times at which, and the rate, if any, or rates at which dividends on such series of Common Stock or Preferred Stock shall be paid; the rights, if any, of the holders of such class or series of the Common Stock or Preferred Stock to vote and the manner of voting, except as otherwise provided by the law, the rights, if any, of the holders of shares of such class or series of Common Stock or Preferred Stock to convert the same into, or exchange the same for, other classes of stock of the Corporation, and the terms and conditions for such conversion or exchange; the redemption price or prices and the time at which, and the terms and conditions of which, the shares of such class or series of Common Stock or Preferred Stock may be redeemed; the rights of the holders of shares of such class or series of Common Stock or Preferred Stock upon the voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding up of the Corporation, and the terms of the sinking fund or redemption or purchase account, if any, to be provided for such class or series of Common Stock or Preferred Stock.  The designations, preferences, and relative, participating, optional or other special rights, the qualifications, limitations or restrictions thereof, of each additional series, if any, may differ from those of any and all other series already outstanding.  Further, the Board of Directors shall have the power to fix the number of shares constituting any classes or series and thereafter to increase or decrease the number of shares of any such class or series subsequent to the issue of shares of that class or series but not above the number of shares of that class or series then authorized.

5.

Changes to the Board of Directors/Trustees. The governing Board of this Corporation shall be known as Directors, and the number of Directors may from time to time be increased or decreased in such manner as shall be provided by the By-laws of this Corporation.

6.

No Personal Liability of Officers or Directors.  To the fullest extent permitted by Laws of Wyoming as the same exists or may hereafter be amended, an officer or Director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages due to breach of fiduciary duty as such officer or Director.

7.

Additional Powers of the Directors. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its Directors and shareholders:

(A)

The Board of Directors shall have power without the vote of the shareholders:

(i)

To make, alter, amend, change, add to or repeal the by-laws of the Corporation; to fix and vary the amount of capital or shares of the Corporation’s capital stock to be reserved or issued for any proper purpose; to authorize and cause to be executed mortgages and liens upon all or any part of the property of the Corporation; to determine the use and disposition of any surplus or net profits; and to fix the times for the declaration and payment of dividends.

(ii)

To determine from time to time whether, and to what times and places, and under what conditions the accounts and books of the Corporation (other than the stock ledger) or any of them, shall be open to the inspection of the shareholders.

(B)

The Directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the shareholders or any meeting of the shareholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be as valid and as binding upon the Corporation and upon all the shareholders as though it has been approved or ratified by every shareholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of Directors' interest, or for any other reason.

(C)

In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Wyoming, of this certificate, and to any by-laws from time to time made by the shareholders; provided, however, that no by-laws so made shall invalidate any prior act of the Directors which would have been valid if such by-law had not been made.

(D)

The holders of one-third of the voting power of the shares entitled to vote at a meeting, represented either in person or by proxy, shall constitute a quorum for the transaction of business at any regular or special meeting of shareholders.

(E)

Cumulative voting by the shareholders of this Corporation shall not be permitted in any election of Directors.

8.

Shareholder Action without a Meeting:  Any action required or permitted to be taken at a  shareholders’ meeting may be taken without a meeting, and without prior notice, if consents in writing setting forth the action so taken are signed by holders of outstanding shares having not less than the minimum number of votes that would be required to authorize or take action at a meeting at which all shares entitled to vote on the action were present and voted.

IN WITNESS WHEREOF, the contents hereof having received a majority vote of the shareholders of the Corporation at a meeting held  on the 20th day of January, 2014, the undersigned Secretary and Director  does make and file these Amended and Restated Articles of Incorporation, hereby declaring and certifying that the facts herein stated are true and, accordingly, I have hereunto set my hand effective this 20th day of January, 2014.

/s/ Perry D. West

   ___________________________________

Corporate Secretary and Director

Exhibit 14

NEW GLOBAL ENERGY, INC.

CODE OF ETHICS FOR EXECUTIVE OFFICERS, EMPLOYEES AND

DIRECTORS

Article I

Honest and Ethical Conduct

The Board of Directors of New Global Energy, Inc. (the "Company") has developed and adopted this Code of Ethics for its employees, executive officers and directors to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (ii) full, fair, accurate, timely and understandable disclosure in reports and documents that we file with or submit to the Securities and Exchange Commission and in our other public communications; (iii) compliance with applicable governmental rules and regulations, (iv) prompt internal reporting of violations of the Code to an appropriate person or person identified in the Code; and (v) accountability for adherence to the Code.

1.

Conflicts of Interest. Executive officers, employees, and directors owe a duty to the Company to act and perform his or her duties ethically and honestly and with the highest sense of integrity. This requires an employee, officer or director to avoid actual or apparent conflicts of interest between personal and professional relationships, which requires observation of both the form and the spirit of technical and ethical accounting standards. A "conflict of interest" occurs when an individual's private interest interferes or appears to interfere with the interests of the Company. Conflicts of interest are prohibited as a matter of Company policy, unless they have been approved by the Company. In particular, an employee, executive officer or a director must never use or attempt to use his or her position at the Company to obtain any improper or undisclosed personal benefit for himself or herself, for his or her family, or for any other person.

Outside Employment. Officers and employees must not engage in outside business activities that compete or appear to compete with the interests of the Company. Conflicts of interest will arise from accepting employment by, or contracting or consulting with, a customer, supplier, industry partner, or competitor of the Company. Directors shall disclose to the Board of Directors any interest they may have in any of the Company's customers, suppliers, and competitors.

Outside Transactions. Officers and employees should avoid engaging in transactions on behalf of the Company with any person or entity in which they or a member of their family has a substantial economic or beneficial interest or in which they or any member of their family serve as a trustee or in a similar fiduciary capacity. Directors shall disclose to the Board of Directors any interest they may have in any such transaction at the time it is approved by the Board of Directors.

Financial Interests in Other Companies. Officers, employees and directors should not hold a financial interest in any competitor of the Company. Ownership of less than a 5% interest in a customer or supplier that is a publicly owned corporation will be permitted, subject to such policies as the Board of Directors may adopt from time to time.

Directorships. No officer or employee of the Company may serve as a director of any other public company or of any competitor or potential competitor of the Company without obtaining prior approval from the Company's Board of Directors. Directors shall disclose to the Board of Directors any directorship they may hold of any other public company or of any competitor or potential competitor of the Company.

Use of Company Assets. The use of Company time, material, equipment, trade secrets and other intellectual property, and facilities for purposes not directly related to the Company's business is prohibited.

Inventions and Patents. All inventions, whether patentable or not, conceived or reduced to practice by an officer or other employee while employed by the Company, within the broadest interpretation of the scope of the Company's business or research, or using Company resources, technology, or trade secrets, are the property of the Company.

Any executive officer who is aware of a conflict of interest, or is concerned that a conflict might develop, is required to discuss the matter with the Audit Committee, the Chief Executive Officer or a member of the Office of the President. Any director who is aware of a conflict of interest, or is concerned that a conflict might develop should disclose the conflict or potential conflict to the Board of Directors.

2.

Improper Payments. Executive officers, employees, and directors must not offer or accept gifts, gratuities or "kick backs" of any kind to (a) customers or suppliers of the Company or their employees, (b) other companies with which the Company does business or is seeking to do business or their employees, or (c) to elected officials or employees of any United States or foreign government agency. The Foreign Corrupt Practices Act will govern transactions by the Company with foreign governments and their officials. The Board of Directors may adopt policies from time to time governing the providing of entertainment and similar gratuities to employees of the Company's customers, suppliers, industry partners, and other persons with whom the Company does business.

Article II

Financial Controls, Reporting and Disclosure

1.

Financial Controls. The Chief Executive Officer, Members of the Office of the President, and the Chief Financial Officer are responsible for implementing and maintaining proper financial controls. These executive officers shall work in conjunction with the Company's accountants and auditors to assure that adequate financial controls are implemented and maintained. These executive officers must review and evaluate the Company's disclosure controls on a quarterly basis, and must determine whether the Company's disclosure controls and procedures are sufficient to ensure that material information relating to the Company with respect to the most recent accounting period was made known to them. They must also identify any deficiency or material weakness in the Company's accounting and reporting functions or other financial controls that they may discover. Any such weaknesses must be reported to the Audit Committee and disclosed in the Company's quarterly reports on Form 10-QSB and annual reports on Form 10-KSB.

2.

SEC Financial Reporting. Executive officers involved in financial and accounting matters are responsible for ensuring that the disclosure in the Company's reports filed with the Securities and Exchange Commission (the "SEC") is full, fair, accurate, timely and understandable. Senior financial officers in particular are required to familiarize themselves with the disclosure requirements applicable to the Company as well as the business and financial operations of the Company. In the performance of their duties, executive officers and other employees are prohibited from knowingly misrepresenting facts. A senior financial officer or other executive officer or employee will be considered to have knowingly misrepresented facts if he or she knowingly (i) makes, or permits or directs another to make, materially false or misleading entries in the financial statements or records of the Company or any subsidiary; (ii) fails to correct materially false and misleading financial statements or records; (iii) signs, or permits another to sign, a document containing materially false and misleading information; or (iv) falsely responds, or fails to respond, to specific inquiries of the Company's auditors or the Audit Committee. Further, making payments of Company funds without supporting documentation or for a purpose contrary to that described in supporting documentation, or establishing undisclosed or unrecorded accounts of Company funds or assets is prohibited.

3.

Corrective Measures. Any executive officer, whether they are a financial officer or not, who is aware of a material misrepresentation or omission in the Company's periodic reports filed with the SEC is required to report the matter to the appropriate person. A senior financial officer other than the Chief Financial Officer must report the matter to the Chief Financial Officer. The Chief Financial Officer must report the matter to the Audit Committee, the Chief Executive Officer or a member of the Office of the President promptly. The Chief Financial Officer and the Chief Executive Officer or the members of the Office of the President must take prompt action to cause the Company to correct any such filed report through an amendment, and where appropriate, additional public disclosure.

4.

 Supervision of Disclosure and the Reporting Process. The Chief Executive Officer or members of the Office of the President, the Chief Financial Officer and any other senior financial officers that the Company may have are responsible for adequately supervising the preparation of the disclosure in the periodic reports required to be filed with the SEC by the Company. Adequate supervision includes closely reviewing and critically analyzing the financial information and other information to be disclosed.

Article III

Fair Disclosure; Insider Trading

 1.

SEC Regulation FD. SEC Regulation FD (for "fair disclosure") expressly prohibits the selective disclosure of material nonpublic information about a publicly traded company to anyone other than specifically exempted groups (e.g., the Company's accountants, attorneys, and people who have signed a non-disclosure agreement). The rules are intended to provide all investors with equal access to material information about a company at the same time. Executive officers, employees, and directors must comply with Regulation FD. Only Company information that has been publicly disclosed by the Company in its press releases and SEC filings may be disclosed to analysts, investors, members of the press, or other members of the financial and investment community in response to telephone calls, meetings, or other inquiries.

2.

Insider Trading and Tipping.

United States federal and state securities laws prohibit insider trading, that is, buying or selling Company securities at a time when they possess "material nonpublic information" relating to the Company. Material nonpublic information is information about the Company that is not known to the general public and that a typical investor would consider important in making a decision to buy, sell or hold the Company's securities. Officers, other employees, and directors who possess any material nonpublic information must refrain from buying or selling the Company' securities until after the information has been disclosed to the public and absorbed by the market. Officers, directors, and other persons within the Company with early knowledge of quarterly financial results must refrain from buying or selling the Company's stock from until after the Company publicly announces its quarterly results through a press release or files its Quarterly Report on Form 10-QSB.

Passing material nonpublic information to someone else who may buy or sell securities, which is known as "tipping," is illegal, as is trading securities on the basis of a tip received. Officers, other employees, and directors must always be aware of and comply with securities laws and regulations. Insider trading and tipping are prohibited, and officers, other employees, and directors should report any such conduct of which they become aware. Persons who engage in insider trading or tipping may be liable under civil and criminal federal and state securities laws.

As a matter of Company policy, officers and other Company employees whose responsibilities include access to corporate financial results should never sell Company stock short or trade in options on the Company stock (other than the Company's warrants listed on the American Stock Exchange, exercising options granted under the Company's stock option plan, and bona fide hedge transactions).

3.

Reports of Beneficial Ownership and Transactions in Company Securities. Each person who becomes an executive officer or director of the Company must file with the SEC a report on Form 3 disclosing their beneficial ownership of Company equity securities, including stock, stock options, and warrants, and any right or arrangement to acquire any of those securities. Executive officers and directors must disclose each acquisition or disposition of Company securities by filing a report on Form 4 with the SEC no later than the second business day after the transaction. Executive officers and directors must also file annual reports of their beneficial ownership of Company securities on Form 5.

Article IV

Compliance

It is the Company's policy to comply with all applicable laws, rules and regulations. It is the personal responsibility of each executive officer, employee, and director to adhere to the standards and restrictions imposed by those laws, rules and regulations, and in particular, in the case of officers involved in financial and accounting matters, those relating to accounting and auditing matters.

Any officer or other employee who is unsure whether a situation violates any applicable law, rule, regulation or Company policy relating to financial or accounting matters, should discuss the situation with the Chief Financial Officer, the Company's securities or corporate attorneys, or a member of the Audit Committee to prevent possible problems at a later date. Failure to do so is itself a violation of this Code. To encourage officers to report any violations, the Company will not allow retaliation for reports made in good faith.